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                                                                  Exhibit 10.44
                                 HOMESIDE, INC.

                       MANAGEMENT STOCKHOLDERS' AGREEMENT

                            DATED AS OF MAY 15, 1996

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                                 HOMESIDE, INC.
                       MANAGEMENT STOCKHOLDERS' AGREEMENT
                                TABLE OF CONTENTS

                                                                           Page
ARTICLE I         Definitions.............................................   1

ARTICLE II        Covenants and Conditions................................   4

                  Section 2.1   Restrictions on Transfers; Right of
                                  First Refusal...........................   4
                  Section 2.2   Involuntary Transfers.....................   6
                  Section 2.3   Come Along................................   6
                  Section 2.4   Take Along................................   7
                  Section 2.5   Put Upon Death of Management Stockholder..   8

ARTICLE III       Registration Rights.....................................   9

                  Section 3.1   General...................................   9
                  Section 3.2   Piggyback Registration....................   9
                  Section 3.3   Obligations of the Company................  10
                  Section 3.4   Furnish Information.......................  12
                  Section 3.5   Expenses of Registration..................  12
                  Section 3.6   Underwriting Requirements.................  12
                  Section 3.7   Indemnification...........................  13
                  Section 3.8   Lock-Up Agreement.........................  15
                  Section 3.9   No Inconsistent Agreements................  15

ARTICLE IV        Miscellaneous...........................................  15

                  Section 4.1   Remedies..................................  15
                  Section 4.2   Entire Agreement; Amendment; Waiver.......  16
                  Section 4.3   Severability..............................  16
                  Section 4.4   Notices...................................  16
                  Section 4.5   Binding Effect; Assignment................  17
                  Section 4.6   Governing Law.............................  17
                  Section 4.7   Termination...............................  17
                  Section 4.8   Recapitalizations, Exchanges, Etc. .......  18
                  Section 4.9   Action Necessary to Effectuate
                                  the Agreement...........................  18
                  Section 4.10  Purchase for Investment; Legend on
                                  Certificate.............................  18
                  Section 4.11  Effectiveness of Transfers................  18
                  Section 4.12  Additional Stockholders...................  19
                  Section 4.13  No Waiver.................................  19
                  Section 4.14  Counterpart...............................  19
                  Section 4.15  Headings..................................  19

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                       MANAGEMENT STOCKHOLDERS' AGREEMENT

         This Management Stockholders' Agreement (this "Agreement") is entered into as of the 15th day of May, 1996, by and among HomeSide, Inc., a Delaware corporation (the "Company"), those persons listed as the Management Stockholders on Schedule 1 hereto (collectively with their Permitted Transferees as defined herein, the "Management Stockholders") and those persons listed as the Investors on the signature pages hereto (collectively with their affiliates owning shares of Common Stock, the "Investors").

         WHEREAS, the Management Stockholders are acquiring shares of Class A voting common stock, $.01 par value per share, of the Company ("Common Stock") pursuant to the terms of certain Management Subscription Agreements (the "Subscription Agreements") dated as of even date herewith among the Company and the Management Stockholders or upon exercise of options to acquire Common Stock ("Options"); and

         WHEREAS, the Company has required, as a condition to the consummation of the transactions contemplated by the Subscription Agreements, and the exercise of such Options, that the Management Stockholders agree to place certain restrictions on the shares of the Common Stock now or hereafter owned by them; and

         WHEREAS, this Agreement contemplates that the Investors will have certain rights and obligations; and

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         For the purposes of this Agreement, the following terms shall be defined as follows:

         1933 Act. The "1933 Act" shall mean the Securities Act of 1933, as amended.

         1934 Act. The "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
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         Affiliate. An "Affiliate" of a specified person, corporation or other entity shall mean a person, corporation or other entity which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the corporation or other entity specified and when used with respect to the Company or any Subsidiary of the Company, shall include any holder of at least 5% of the capital stock, or any officer or director, of the Company.

         Class A Stockholder. "Class A Stockholder" shall mean any Management Stockholder or Investor now or hereafter owning shares of the Company's Common Stock.

         Involuntary Transfer. "Involuntary Transfer" shall mean any involuntary sale, transfer, encumbrance or other disposition by or in which any Management Stockholder shall be deprived or divested of any right, title or interest in or to any Shares, including without limitation, any levy of execution, transfer in connection with bankruptcy, reorganization, insolvency or similar proceedings or any transfer to a public officer or agency pursuant to any abandoned property or escheat law. A Transfer pursuant to Section 2.4 hereof shall not be deemed to be an Involuntary Transfer.

         Permitted Transfer. A "Permitted Transfer" shall mean:

         (a) a Transfer of Shares by any Management Stockholder to such Management Stockholder's spouse, children, grandchildren, parents or siblings or a trust for the benefit of any of them, provided such Transfer is reasonably acceptable to the Company;

         (b) a bona fide pledge of Shares by a Management Stockholder to a bank, financial institution or other lender reasonably acceptable to the Company;

         (c) a Transfer of Shares between any Management Stockholder and such Management Stockholder's guardian or conservator;

         (d) a Transfer of Shares from any Management Stockholder which is a partnership to its partners, provided such Transfer is reasonably acceptable to the Company;

         (e) a Transfer of Shares from any Management Stockholder which is a corporation or partnership to any Affiliate of such Stockholder, provided such Transfer is reasonably acceptable to the Company; or

         (f)      a Transfer of Shares pursuant to Section 2.5.

         Notwithstanding anything to the contrary set forth in this Agreement, no Transfer by any person who was not an employee of the Company or one of its subsidiaries at the time of becoming a party hereto (such an employee referred to herein as an "Original Management Stockholder") shall be a Permitted Transfer pursuant to clauses (a), (b), (d) or (e) above,

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unless such Transfer is made by a Permitted Transferee of an Original Management
Stockholder to (i) such Original Management Stockholder or (ii) a Permitted Transferee of such Original Management Stockholder. No Permitted Transfer shall be effective unless and until the transferee of the Shares so transferred, if such transferee is not already a party to this Agreement, executes and delivers to the Company an executed counterpart of this Agreement in accordance with the terms of Section 4.12 hereof. No Permitted Transfer shall conflict with or result in any violation of a judgment, order, decree, statute, law, ordinance, rule or regulation.

         Permitted Transferee. A "Permitted Transferee" shall mean any person or entity who shall have acquired and who shall hold Shares pursuant to a Permitted Transfer described above.

         Public Offering. A "Public Offering" shall mean the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the 1933 Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms and also excluding the registration of any equity security issued to non-Affiliates of the Company as part of a bona fide debt offering of units comprised of such equity security and a debt security of the Company.

         Registrable Securities. "Registrable Securities" shall mean all shares of Common Stock held from time to time by any party hereto and any other securities of the Company or any of its Subsidiaries issued in exchange for, upon a reclassification of, or in a distribution with respect to, such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold under a Rule 144 Transaction or (c) such securities shall have ceased to be outstanding.

         Rule 144 Transaction. "Rule 144 Transaction" means a transfer of Shares
(A) complying with Rule 144 under the 1933 Act as such Rule or a successor thereto is in effect on the date of such transfer (but not including a sale other than pursuant to a "brokers transaction" as defined in clauses (i) and
(ii) of paragraph (g) of Rule 144 as in effect on the date hereof) and (B) occurring at a time when Shares are registered pursuant to Section 12 of the 1934 Act.

         Shares. "Shares" shall mean all (i) shares of Common Stock held by Management Stockholders from time to time, and (ii) securities of the Company issued in exchange for, upon reclassification of, or as a distribution in respect of, any of the foregoing.

         Subsidiary. "Subsidiary" with respect to any entity (the "parent") shall mean any corporation, firm, association or trust of which such parent, at the time in respect of which

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such term is used, (i) owns directly or indirectly more than fifty percent (50%)
of the equity or beneficial interest, on a consolidated basis, and (ii) owns directly or controls with power to vote, indirectly through one or more Subsidiaries, shares of capital stock or beneficial interest having the power to cast for the election of directors, trustees, managers or other officials having powers analogous to that of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

         Third Party. "Third Party" shall mean any person other than the Company.

         Transfer. "Transfer" shall mean to transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, any Shares.

                                   ARTICLE II

                            Covenants and Conditions

         2.1 Restrictions on Transfers; Right of First Refusal. No Management Stockholder may Transfer all or any part of the Shares owned by any of them to anyone except in accordance with the following procedures:

                  (a) If at any time a Management Stockholder desires to Transfer Shares to anyone other than pursuant to a Permitted Transfer (each, an "Offeror"), such Offeror shall give notice of such offer (the "Transfer Notice") to the Company and to each Investor. The Transfer Notice shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price per share of such Shares (the "Offer Price"), payment terms (including a description of any proposed non-cash consideration), the type of disposition and the number of such Shares to be transferred ("Offered Shares"). The Transfer Notice shall further state (i) that the Company may acquire, in accordance with the provisions of this Agreement, any of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein, and (ii) that the Company may not purchase any of such Offered Shares unless the Company purchases all of such Offered Shares.

                  (b) For a period of thirty (30) business days after receipt of the Transfer Notice (the "Option Period"), the Company may, by notice in writing to the Offeror delivering such Transfer Notice, elect in writing to purchase all, but not less than all, of the Offered Shares at the Offer Price. The closing of the purchase of Offered Shares pursuant to this Section 2.1(b), as the case may be, shall take place at the principal office of the Company on

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the tenth (10th) day after the expiration of the Option Period. At such Closing the Company shall deliver to the Offeror against delivery of certificates duly endorsed and stock powers representing the Offered Shares being acquired by the Company, the Offer Price, on the same terms as set forth in the Transfer Notice (including any non-cash consideration described therein), payable in respect of the Offered Shares being purchased by the Company. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

                  (c) If the Company elects not to purchase the Offered Shares pursuant to Section 2.1(b) , the Company shall give notice thereof to each Investor (the "Assignment Notice") within 20 days of its receipt of the Transfer Notice, indicating that each such Investor is entitled to purchase its pro rata share of all the Offered Shares, the Offer Price of such Shares, and any other relevant payment terms. Within ten (10) days of the Assignment Notice, those Investors who intend to purchase the Offered Shares pursuant to this
Section 2.1(c) (the "Electing Investors") shall notify the Offeror in writing of such intention, indicating the number of Offered Shares (including over-allotments, if any) they intend to purchase. The right to purchase such Offered Shares shall be allocated to the Investors pro rata (based on the number of Shares each Investor owns in relation to the total number of Shares owned by all of the Investors); provided, however, that if any Investor does not elect to purchase the number of Offered Shares which such Investor may purchase pursuant to this Section 2.1(c), then the Electing Investors may elect to purchase such non-electing Investor's pro rata portion of the Offered Shares. The right to purchase the non-electing Investor's portion of the Offered Shares shall be allocated to the Electing Investors pro rata (based on the number of Shares each Electing Investor owns in relation to the total number of Shares owned by all of the Electing Investors).

                  (d) If the Company or the Investors, as the case may be, do not elect to purchase all of the Offered Shares, all, but not less than all, of the Offered Shares may be Transferred, but only in accordance with Sections 2.1(e) and 2.1(f) and the terms of the Transfer Notice, within sixty (60) days after expiration of the Option Period, after which, if the Offered Shares have not been Transferred, all restrictions contained herein shall again be in full force and effect.

                  (e) Five (5) days prior to the closing of the purchase of any Offered Shares pursuant to Section 2.1(d) hereof (the "Closing"), the Offeror shall notify the Company of the disposition of the Offered Shares, including the name of each prospective purchaser and the number of shares to be Transferred to each prospective purchaser. The Closing shall take place no later than sixty (60) days after the expiration of the Option Period. At such Closing, each prospective purchaser of Offered Shares shall deliver to the Offeror against delivery of certificates duly endorsed and stock powers representing the Offered Shares being acquired by such prospective purchaser, the Offer Price, on the same terms as set forth in the Transfer Notice (including any non-cash consideration described therein), payable in respect of the Offered Shares being purchased by such prospective purchaser. All of the foregoing deliveries

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will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

                  (f) Any Transfer of Shares to anyone other than the Company or an Investor pursuant to this Section 2.1 shall remain subject to the Transfer restrictions of this Agreement and each such intended transferee pursuant to this Section shall execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the Shares intended to be transferred shall continue to be subject to this Agreement and that as to such Shares the transferee shall be bound by the restrictions of this Agreement as if it were a Management Stockholder hereunder.

                  (g) The provisions of this Section 2.1 shall not apply to a Transfer of Shares which is (i) a Permitted Transfer, (ii) pursuant to a Public Offering, or (iii) made after the later of (A) a Public Offering and (B) two years from the date hereof, in either case, pursuant to a Rule 144 Transaction.

         2.2 Involuntary Transfer. Any Management Stockholder who is the subject of an Involuntary Transfer (the "Transferring Stockholder"), shall notify the Company in writing within ten (10) days of such Involuntary Transfer but the failure to give such notice shall not affect the rights of the parties hereunder. Upon the Company's receipt of such notice, the Company and the Investors, as the case may be, shall treat the Involuntary Transfer as an offer under Section 2.1 hereof. The Company and the Investors, as the case may be, shall act upon the deemed offer under this Section within the time periods and following the applicable procedures set forth in Section 2.1, with the date of the deemed offer being the later of the date of the Company's receipt of written notice setting forth the existence of such an Involuntary Transfer and the date of such Involuntary Transfer, such later date being deemed to be the date of delivery of the Transfer Notice for the purpose of Section 2.1. The purchase price for the Shares being transferred as a result of an Involuntary Transfer shall be fair market value, as fair market value is agreed to by the Company and the transferee in each such Involuntary Transfer, or if no such agreement is reached, as determined by an independent appraiser selected by the Company and reasonably acceptable to the transferee in such Involuntary Transfer. All costs of any appraisal under this Section 2.2 shall be paid by the Company.

         2.3 Come Along. Except as provided in Section 2.3(c) hereof, if Investors holding more than 50% of the outstanding Common Stock of the Company (the "Come-Along Group") determine to Transfer in one or a series of bona fide arms-length transactions to a Third Party who is not an Affiliate of a member of the Come-Along Group all of the Shares owned by it or them, then a representative of the Come-Along Group shall comply with the terms and conditions set forth in Section 2.3(a) and 2.3(b) below and, if applicable, the terms and conditions set forth in Section 4.1 below; provided, however, that this Section 2.3 shall not in any way limit or affect the restrictions of Sections 2.1 and 2.2.

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                  (a)      A representative of the Come-Along Group shall give
not less than five (5) days prior written notice of such intended Transfer to each Management Stockholder and to the Company. Such notice (the "Participation Notice") shall set forth the terms and conditions of such proposed Transfer, including the name of the prospective transferee, the number of Shares proposed to be transferred (the "Participation Securities") by the Come-Along Group, the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated. Within five (5) days following the delivery of the Participation Notice to each Management Stockholder and to the Company, each Management Stockholder desiring to participate in such proposed Transfer (each, a "Participating Offeree") shall, by notice in writing to the representative of the Come-Along Group designated in the Participation Notice and to the Company, have the opportunity and right to sell to the purchasers in such proposed Transfer (upon the same terms and conditions as the Come-Along Group) up to that number of Shares owned by such Participating Offeree as shall equal the product of (i) a fraction, the numerator of which is the number of Shares owned by such Participating Offeree as of the date of such proposed Transfer and the denominator of which is the number of Shares actually owned as of the date of such Participation Notice by the Come- Along Group and by all Participating Offerees multiplied by (ii) the number of Participation Securities. The amount of Participation Securities to be sold by the Transferor shall be reduced to the extent necessary to provide for such sales of Shares by Participating Offerees.

                  (b) At the closing of any proposed Transfer in respect of which a Participation Notice has been delivered, the Transferor, together with all Participating Offerees, shall deliver to the proposed transferee certificates evidencing the Shares to be sold thereto duly endorsed with stock powers and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such Shares as described in the Participation Notice.

                  (c)      The provisions of this Section 2.3 shall not apply to
(i) any Permitted Transfer, (ii) any Involuntary Transfer or (iii) any Transfer pursuant to or following a Public Offering.

         2.4      Take Along.

                  (a) If a Class A Stockholder or group of Class A Stockholders holding more than 50% of the then outstanding Common Stock (the "Take Along Group") determine to Transfer in one or a series of bona fide arms-length transactions to a Third Party who is not a Permitted Transferee nor an Affiliate of a member of the Take Along Group, all of the Shares owned by it or them then, upon seven (7) days written notice by the Take Along Group to each Management Stockholder, which notice shall include reasonable details of the proposed sale or exchange including the proposed time and place of closing and the consideration to be received by the Take Along Group (such notice being referred to as the "Sale Request"), each Management Stockholder (each, a "Seller") shall be obligated to, and shall sell, transfer and deliver, or cause to be sold, transferred and delivered, to such Third Party on the same terms

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as the Take Along Group, all Shares owned by such Seller. Each Seller shall (i)
deliver certificates for all of its Shares at the closing of the proposed Transfer, free and clear of all claims, liens and encumbrances and (ii) if stockholder approval of the transaction is required, vote his or her Shares in favor thereof.

                  (b)      The provisions of this Section 2.4 shall not apply to
(i) a Permitted Transfer, (ii) any Involuntary Transfer or (iii) any Transfer pursuant to a Public Offering.

                  2.5      Put Upon Death of Management Stockholder.

                  (a)(i) Subject to the provisions of this Section 2.5, upon the death of an Original Management Stockholder who acquired his or her shares directly from the Company, such Original Management Stockholder and his or her Permitted Transferees (the "Put Group") shall have the right (the "Put Option"), by delivery of one or more written notices to the Company and the Investors (the "Put Notice") during the ninety-one (91) day period beginning on the date of such Original Management Stockholder's death (such period referred to herein as a "Put Period"), to cause the Company to purchase, and the Company shall purchase, all or any portion of the Shares which were owned by such Original Management Stockholder or Permitted Transferees on the date of such Management Stockholder's death to the extent specified in the Put Notice (such Shares to be purchased hereunder being referred to collectively as the "Put Securities") at a price per share equal to the Put Price (as defined in Section 2.5(a)(ii) below). Notwithstanding the foregoing, the Put Right shall not apply to, and Put Securities shall not include, any Shares which are eligible for sale within the Put Period pursuant to a Rule 144 Transaction.

                  (ii) For purposes of this Section 2.5(a), the term "Put Price" shall mean the lesser of the price paid to the Company for the Put Securities by the deceased Original Management Stockholder and the fair market value of the Put Securities. The fair market value of the Put Securities shall be determined on a per share basis and shall be, at all times prior to the first Public Offering of the Company, the fair market value as determined in good faith by the Board of Directors of the Company and, at all times following the first Public Offering of the Company, shall be the closing trading price of shares of Common Stock reported by The Wall Street Journal for the first trading date following the tenth day after the death of such Original Management Stockholder.

                  (b) The closing of the purchase of any Put Securities by the Company pursuant to this Section 2.5 shall take place at the principal office of the Company not later than ninety (90) days after the delivery of the Put Notice. At any closing pursuant to this Section 2.5, the Company shall deliver, against delivery of certificates duly endorsed and stock powers representing the Put Securities specified in the Put Notice, the Put Price payable in respect of the Put Securities. The Put Price shall be payable by wire transfer of immediately available funds or by certified check to the extent the Company has cash available to make such payments and such payments are not prohibited by applicable laws or provisions of agreements entered into by the

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Company with its or its subsidiaries' lenders. To the extent the Company does not have cash available or is otherwise so prohibited from making such payments, it shall offer to redeem the Put Securities on the last business day of each calendar quarter thereafter at the original Put Price to the extent that, as of the date each such redemption is to take place, the Company has cash available and is not otherwise prohibited from making such payments by applicable laws or provisions of agreements entered into by the Company with its or its subsidiaries' lenders.

                  (c) The Company shall have the right, but not in any case the obligation, to satisfy its obligations pursuant to this Section 2.5 by allowing the Investors to purchase their pro rata share of the Put Securities (with rights to over-allotment should any Investor choose not to purchase Shares hereunder).

                                   ARTICLE III

                               Registration Rights

         3.1 General. For purposes of Article III: (a) the terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement; and (b) the term "Holder" means any Management Stockholder.

         3.2 Piggyback Registration. If, at any time, the Company initiates and determines to register any of its equity securities (including securities convertible into equity securities) for its own account under the 1933 Act in connection with the public offering of such securities (other than the first Public Offering), the Company shall, at each such time, promptly give each Holder written notice of such determination no later than ten (10) days before the effective date of any such registration. Upon the written request of any Holder received by the Company within seven (7) days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the 1933 Act all of the Registrable Shares of each Holder that such Holder has requested be registered. If the total amount of Registrable Securities that are to be included by either the Company or other person (including any Stockholder) who also has piggyback registration rights for its own account and at the request of Holders pursuant to this Section 3.2 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

                  (i) first, the equity securities of the Company for which the registration is made; and

                  (ii) second, the Registrable Securities requested to be included by any stockholders who have priority over the Holders with respect to inclusion of shares;

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                  (iii)    third, the Registrable Securities requested to be
included by the Holders pro rata based on the number of Registrable Securities which each of them owns; provided, however, that if an underwriter who is not an Affiliate of any Investor or the Company, in good faith, requests for the success of the offering that the number of Registrable Securities to be sold by the Holders exercising piggyback rights pursuant to this Section 3.2 be apportioned or excluded, such number of Registrable Securities of such Holders shall be reduced or not included to the extent so requested by said underwriter.

         3.3      Obligations of the Company.

                  (a) Whenever required under Section 3.2 hereof to use its best efforts to effect the registration of any Registrable Securities, the Company shall:

                           (1)      Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective, including, without limitation, filing of post-effective amendments and supplements to any registration statement or prospectus reasonably necessary to keep the registration statement current;

                           (2)      as expeditiously as reasonably possible,
prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement and to keep each registration and qualification under this Agreement effective (and in compliance with the 1933 Act) by such actions as may be necessary or appropriate for a period of up to 180 days (if, in the reasonable discretion of the Holders owning securities covered by such registration statement, such period of time is necessary for the successful completion of the offering of such securities) after the effective date of such registration statement, all as requested by such Holders;

                           (3)      as expeditiously as reasonably possible
furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                           (4)      as expeditiously as reasonably possible use
its best efforts to register and qualify the securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that

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expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

                           (5)      use its best efforts to cause all
Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition or such Registrable Securities;

                           (6)      notify each seller of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Holders promptly prepare to furnish to such seller or Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (7)      otherwise use its best efforts to comply
with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, and will furnish to each such seller at least two business days prior to the filing thereof a copy of any post-effective amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected, except to the extent required by law, on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder;

                           (8)      provide and cause to be maintained a
transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                           (9)      use its best efforts to list all Registrable
Securities covered by such registration statement on any securities exchange on which any class of Registrable Securities is then listed.

         (b) The Company will furnish to each Holder on whose behalf Registrable Securities have been registered pursuant to this Agreement a signed counterpart, addressed to such Holder, an opinion of counsel for the Company dated the effective date of such registration statement, and such opinion of counsel shall cover those matters which are customarily covered in opinions of issuer's counsel delivered to underwriters in connection with underwritten public offerings of securities.

         (c) The Company will make reasonable efforts, if requested by any Holder of Registrable Securities who requests registration of Registrable Securities pursuant to Section 3.2 hereof, to arrange for its underwriters to include its Registrable Securities among the securities to be distributed by or through such underwriters.

         (d) In connection with the preparation and filing of each registration statement registering Registrable Securities under this Agreement, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be reasonably necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the 1933 Act.

      3.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Article III that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

      3.5 Expenses of Registration. All expenses incurred in connection with a registration pursuant to Sections 3.2 or 3.3 hereof (excluding underwriters' discounts and commissions, which shall be borne by the sellers), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by a majority in interest of such Holders) shall be borne by the Company.

      3.6 Underwriting Requirements. In connection with any registration of Registrable Securities under this Agreement, the Company will, if requested by the underwriters for any Registrable Securities included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company, and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters shall be also made to and for the benefit of such Holders of Registrable Securities. The Company shall use its reasonable best efforts to cause the underwriting agreement to comply with
Section 3.7. Such underwriters shall be selected by the Company.

      3.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Article III:

         (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for it, and each person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, from and against any losses, claims, damages, expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any alleged violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; provided, however, that the indemnity agreement contained in this
Section 3.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to anyone for any such loss claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or control person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

         (b) To the fullest extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, as the case may be, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company and any person who controls any such agent or underwriter and each other Holder and any person who controls such Holder (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, control person, agent, underwriter, or other Holder may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder with respect to such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, control person, agent, underwriter, or other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, the indemnity obligation of each such Holder hereunder shall be limited to and shall not exceed the proceeds actually received by such Holder upon a sale of Registrable Securities pursuant to a registration statement hereunder; and provided, further that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlements effected without the consent of such Holder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

         (c)      Any person seeking indemnification under this Section 3.7 will
(i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

         (d) If for any reason the foregoing indemnification is unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 3.7, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage expense or liability in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the Company and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations.

      3.8 Lock-Up Agreement. If required by the underwriter, each Holder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than securities included in the applicable registration statement or shares purchased in the public market after the effective date of registration) or any interest or future interest therein during a period (not to exceed 180 days) that is acceptable to the underwriter following the effective date of each registration statement of the Company filed under the 1933 Act which includes securities to be sold to the public in an underwritten offering. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

     3.9 No Inconsistent Agreements. The Company agrees that it has not entered into, and it will not hereafter enter into, any Agreement with respect to the registration of its securities that is inconsistent with the registration rights granted to the Holders of Registrable Securities in this Agreement.

                                   ARTICLE IV

                                  Miscellaneous

      4.1 Remedies. The parties to this Agreement acknowledge and agree that the covenants of the Company and the Management Stockholders set forth in this Agreement may be enforced in equity by a decree requiring specific performance. In the event of a breach of any material provision of this Agreement, the aggrieved party will be entitled to institute and prosecute proceeding in any court of competent jurisdiction to enforce specific performance of such provision, as well as to obtain damages for breach of this Agreement. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the

Shares subject to this Agreement or concerning any other provisions hereof or the obligations of the parties hereunder, the parties to this Agreement agree that an injunction may be issued in connection therewith (including, without limitation, restraining the sale or other disposition of such Shares or rescinding any such sale or other disposition). Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement or otherwise.

         4.2 Entire Agreement; Amendment; Waiver. This Agreement, together with the Schedules hereto, sets forth the entire understanding of the parties and supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. The Schedules may be amended to reflect changes in the composition of the Class A Stockholders that may occur from time to time as a result of Permitted Transfers or Transfers permitted under Article II hereof. Amendments to the Schedule reflecting Permitted Transfers or Transfers permitted under
Article II hereof shall become effective when a copy of the Agreement as executed by any new transferee, are filed with the Company, except as otherwise provided in Section 4.12 hereof. Any other amendments to, waivers of or the termination of, this Agreement shall require the prior written consent of Investors holding 80% or more of the total Shares held by Investors and a majority in interest of the Management Stockholders. Notwithstanding any provisions to the contrary contained herein, any party may waive any rights with respect to which such party is entitled to the benefits under this Agreement. Except for waivers or amendments approved by 80% of the Investors or a majority of the Management Stockholders which treat all Investors or Management Stockholders similarly, no waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof.

      4.3 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

      4.4 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given three (3) business days after mailing by certified mail, when delivered by hand upon confirmation of receipt by telecopy, or one (1) day after sending by overnight delivery service, to the respective addresses of the parties set forth below:

         (a) For notices and communications to the Management Stockholders, to the respective addresses set forth in Schedule 1;

         (b) For notices and communications to the Investors, to the respective addresses set forth in Schedule 2, with a copy in each case to the address under the heading "Copy to" for such Investor.

         (c)      For notices and communications to the Company:

                  HomeSide, Inc.
                  7301 Baymeadows Way
                  Jacksonville, Florida 32256
                  Fax: (904) 281-3745
                  Attn: Chairman

                  with a copy to:

                  Hutchins, Wheeler & Dittmar,
                  A Professional Corporation
                  101 Federal Street
                  Boston, MA  02110
                  Fax:  (617) 951-1295
                  Attn:  James Westra, Esq.

      4.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors and assigns; provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein, it being understood that the Company's rights hereunder may be assigned by the Company to any corporation which is the surviving entity in a merger, consolidation or like event involving the Company. No such assignment shall relieve an assignor of its obligations hereunder.

      4.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

      4.7 Termination. Without affecting any other provision of this Agreement requiring termination of any rights in favor of any Management Stockholder or Investor, the provisions of Article II of this Agreement shall terminate as to such Management Stockholder or Investor, when, pursuant to and in accordance with this Agreement, if applicable, such Management Stockholder or Investor, as the case may be, no longer owns any Shares; provided, that termination pursuant to this Section 4.7 shall only occur in respect of a Management Stockholder after all Permitted Transferees in respect thereof also no longer own any Shares.

      4.8 Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

      4.9 Action Necessary to Effectuate the Agreement. The parties hereto agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this Agreement.

      4.10 Purchase for Investment; Legend on Certificate. Each of the parties acknowledges that all of the Shares held by such party are being (or have been) acquired for investment and not with a view to the distribution thereof and that no transfer, hypothecation or assignment of Shares may be made except in compliance with applicable federal and state securities laws. All the certificates of Shares of the Company which are now or hereafter owned by the Management Stockholders which are subject to the terms of this Agreement shall have endorsed in writing, stamped or printed, thereon the following legend:

                              "TRANSFER RESTRICTED

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Act, or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

         The shares represented by this certificate are subject to the terms of a certain Management Stockholders' Agreement, dated as of May 15, 1996, among the issuer of this certificate and certain management stockholders. The Management Stockholders' Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Management Stockholders' Agreement is on file at the Corporation's principal offices. Upon written request to the Corporation's Secretary, a copy of the Management Stockholder Agreement will be provided without charge to appropriately interested persons."

         All shares shall also bear all legends required by federal and state securities laws.

      4.11 Effectiveness of Transfers. All Shares transferred by a Stockholder (other than pursuant to an effective registration statement under the 1933 Act or pursuant to a Rule 144 Transaction) shall, except as otherwise expressly stated herein, be held by the Transferee thereof pursuant to this Agreement. Such Transferee shall, except for Investors or the

Company or as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of a Management Stockholder under this Agreement (as though such party had so agreed pursuant to Section 4.12 hereof) automatically and without requiring any further act by such transferee or by any parties to this Agreement. Without affecting the preceding sentence, if such transferee is not a Stockholder on the date of such transfer, then such transferee, as a condition to such transfer, shall confirm such transferee's obligations hereunder in accordance with Section 4.12 hereof. No Shares shall be transferred on the Company's books and records, and no transfer of Shares shall be otherwise effective, unless any such transfer is made in accordance with the terms and conditions of this Agreement, and the Company is hereby authorized by all of the Management Stockholders to enter appropriate stop transfer notations on its transfer records to give effect to this Agreement.

      4.12 Additional Stockholders. Subject to the restrictions on transfers of Shares contained herein, any person or entity who is not already a Management Stockholder acquiring Shares (except for transferees acquiring Shares in an offering registered under the 1933 Act or in a Rule 144 Transaction), including those who are acquiring Shares upon the exercise of Options, shall, on or before the transfer or issuance to it of Shares, sign a counterpart signature page hereto in form reasonably satisfactory to the Company and shall thereby become a party to this Agreement to be bound as if it were a Management Stockholder hereunder; provided that a transferee which is a Permitted Transferee under clause (b) of the definition of Permitted Transferee shall not be obligated to so agree until immediately prior to foreclosure on its pledge. Following the closing of the Company's acquisition of Barnett Mortgage Company, as contemplated by that certain Stock Purchase Agreement, dated as of March 4, 1996, between the Company and Barnett Banks, Inc., any Affiliates of Barnett Banks, Inc. owning Common Stock shall become an Investor hereunder subject to the terms hereof as if an original party hereto.

      4.13 No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

      4.14 Counterpart. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      4.15 Headings. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed and delivered as a sealed instrument as of the date and year first above written.

                                            COMPANY:

                                            HOMESIDE, INC.

                                            By: /s/ Joe K. Pickett
                                              --------------------------------
                                              Name: Joe K. Pickett
                                              Title: Chairman & Chief Executive
                                                     Officer

                                            INVESTORS:

                                            THE FIRST NATIONAL BANK OF BOSTON

                                            By: /s/ Peter J. Manning
                                              --------------------------------
                                              Name: Peter J. Manning
                                              Title: Executive Director

                                            THOMAS H. LEE EQUITY FUND III, L.P.

                                            By: THL Equity Advisors III Limited
                                                Partnership, its general partner

                                            By: THL Equity Trust III,
                                                its general partner

                                            By: /s/ Thomas M. Hagerty
                                              --------------------------------
                                              Name: Thomas M. Hagerty
                                              Title: Vice President

                                              MADISON DEARBORN CAPITAL
                                              PARTNERS, L.P.

                                            By: Madison Dearborn Partners, Inc.
                                                its General Partner

                                            By: /s/ Justin S. Huscher
                                               --------------------------------
                                               Name: Justin S. Huscher
                                               Title: Vice President

                             MANAGEMENT STOCKHOLDERS
/s/ Joe K. Pickett                        /s/ Hugh R. Harris
- ------------------------                  ------------------------
Joe K. Pickett                            Hugh R. Harris

/s/ Betty L. Francis                      /s/ Charles D. Gilmer
- ------------------------                  ------------------------
Betty L. Francis                          Charles D. Gilmer

/s/ William Glasgow                       /s/ Mark F. Johnson
- ------------------------                  ------------------------
William Glasgow                           Mark F. Johnson

/s/ Daniel T. Scheuble                    /s/ Robert J. Jacobs
- ------------------------                  ------------------------
Daniel T. Scheuble                        Robert J. Jacobs

/s/ Ann R. Mackey                         /s/ Debra F. Watkins
- ------------------------                  ------------------------
Ann R. Mackey                             Debra F. Watkins

/s/ Thomas E. Adkins                      /s/ Brenda F. Brendle
- ------------------------                  ------------------------
Thomas E. Adkins                          Brenda F. Brendle

/s/ Glenda S. Edgy                        /s/ Dale E. Fauss
- ------------------------                  ------------------------
Glenda S. Edgy                            Dale E. Fauss

/s/ Thomas H. Fish                        /s/ Thomas A. Hajda
- ------------------------                  ------------------------
Thomas H. Fish                            Thomas A. Hajda

/s/ Lloyd V. Henderson                    /s/ Barry L. Johnson
- ------------------------                  ------------------------
Lloyd V. Henderson                        Barry L. Johnson

/s/ Thomas A. Laidlaw                     /s/ Tanya A. Mayne
- ------------------------                  ------------------------
Thomas A. Laidlaw                         Tanya A. Mayne

/s/ Jeffrey P. Mouhalis                   /s/ Kevin C. Murphy
- ------------------------                  ------------------------
Jeffrey P. Mouhalis                       Kevin C. Murphy

/s/ W. Gerald Perkison                    /s/ John G. Reed
- ------------------------                  ------------------------
W. Gerald Perkison                        John G. Reed

/s/ Clarke Riffe                          /s/ Kimberly S. Shumate
- ------------------------                  ------------------------
Clarke Riffe                              Kimberly S. Shumate

/s/ Joel T. VanRyckeghen
- ------------------------
Joel T. VanRyckeghen

                                   SCHEDULE 1

                             Management Stockholders

Name and Address of Stockholder

Joe K. Pickett
2735 Scott Mill Terrace
Jacksonville, FL  32257

Hugh R. Harris
7721 Hunters Grove Road
Jacksonville, FL  32256

Betty L. Francis
14028 Mandarin Oaks Lane
Jacksonville, FL  32223

Charles D. Gilmer
164 Governors Road
Ponte Vedra, FL  32082

William Glasgow
3807 Coopers Lake Road
Jacksonville, FL  32216

Mark F. Johnson
907 Greenridge Road
Jacksonville, FL  32207

Daniel T. Scheuble
352 S. Nine Drive
Ponte Vedra, FL  32082

Robert J. Jacobs
13703 Sun Court
Tampa, FL  33624

Ann R. Mackey
3650 Hedrick Street
Jacksonville, FL  32205

Debra F. Watkins
10754 Scott Mill Road #16
Jacksonville, FL  32223

Thomas E. Adkins
12973 Hunt Club Road N
Jacksonville, FL  32224

Brenda F. Brendle
2206 Woodhill Place
Jacksonville, FL  32256

Glenda S. Edgy
10150 Belle Rive Blvd #1404
Jacksonville, FL  32258

Dale E. Fauss
9639 Wexford Road
Jacksonville, FL  32257

Thomas H. Fish
4994 Vandiveer Road
Jacksonville, FL  32210

Thomas A. Hajda
156 Sea Island Drive
Ponte Vedra, FL  32082

Lloyd V. Henderson
4173 Sunset Lane S
Jacksonville, FL  32257

Barry L. Johnson
3841 Habersham Forest Drive
Jacksonville, FL  32223

Thomas A. Laidlaw
3927 Cattail Pond Drive
Jacksonville, FL  32224

Tanya A. Mayne
4410 Sycamore Path Ct. E
Jacksonville, FL  32224

Jeffrey P. Mouhalis
8763 Autum Green Drive
Jacksonville, FL  32256

Kevin C. Murphy
2822 Riverside Avenue
Jacksonville, FL  32205

W. Gerald Perkison
8645 Royalwood Drive
Jacksonville, FL  32256

John G. Reed
8989 Lake Kathryn Drive
Ponte Vedra, FL  32082

Clarke Riffe
248 11th Street
Atlantic Beach, FL  32233

Kimberly S. Shumate
Rt. 2 Box 1156
Bryceville, FL  32009

Joel T. VanRyckeghen
24420 Marsh Landing Pkwy.
Ponte Vedra, FL  32082

                                   SCHEDULE 2

                                    Investors

Name and Address of Investor                  Copy to

First National Bank of Boston                 Bingham, Dana & Gould
100 Federal Street , 01-25-08                 150 Federal Street
Boston, MA  02110                             Boston, MA  02110
Attention: Peter J. Manning                   Attention: Norman J. Shachoy, Esq.

Thomas H. Lee Equity Fund III, L.P.           Hutchins, Wheeler & Dittmar
c/o Thomas H. Lee Company                     101 Federal Street
75 State Street                               Boston, MA  02110
Boston, MA  02109                             Attention: Charles W. Robins, Esq.
Attention: David V. Harkins

Madison Dearbon Capital Partners, L.P.        Kirkland & Ellis
3 First National Plaza, Suite 1330            200 East Randall Street
Chicago, Illinois  60602                      Chicago, Illinois  60602
Attention: Dustin S. Huscher                  William S. Kirsch, Esq.